UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

Current Report Pursuant to
Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2021

UFP Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-12648	04-2314970
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Hale Street

Newburyport, Massachusetts 01950-3504

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (978) 352-2200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	UFPT	The NASDAQ Stock Market L.L.C.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note.

On December 23, 2021, UFP Technologies, Inc. (“UFP” or the “Company”) filed a Current Report on Form 8-K (the “Original Report”) with the Securities and Exchange Commission (“SEC”) to report that effective as of December 22, 2021, UFP has completed its acquisition (the “Acquisition”) of DAS Medical, Inc. (“DAS Medical”).

This amendment to the Original Report is being filed to provide the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b), respectively, of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited consolidated financial statements of DAS Medical as of and for the year ended December 31, 2020, the accompanying notes thereto, and the related Independent Auditors report, are filed as Exhibit 99.1.

The unaudited consolidated financial statements of DAS Medical as of and for the three and nine months ended September 30, 2021 and 2020, and the accompanying notes thereto, are filed as Exhibit 99.2.

(b)	Pro Forma Financial Information.

The following unaudited pro forma condensed combined financial information giving effect to the Acquisition are filed as Exhibit 99.3:

  Unaudited pro forma condensed combined balance sheet as of September 30, 2021

  Unaudited pro forma condensed combined statement of income for the nine-months ended September 30, 2021

  Unaudited pro forma condensed combined statement of income for the year ended December 31, 2020; and

  Notes to unaudited pro forma condensed combined financial information.

(d)	Exhibits

Exhibit Number	Description
23.1	Consent of Windham Brannon, LLC
99.1	Audited condensed consolidated financial statements of DAS Medical for the years ended December 31, 2020
99.2	Unaudited condensed consolidated financial statements of DAS Medical as of and for the three and nine months ended September 30, 2021 and 2020
99.3	Unaudited pro forma condensed combined financial information of UFP
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 10, 2022	UFP TECHNOLOGIES, INC.

By: /s/ Ronald J. Lataille
Ronald J. Lataille, Chief Financial Officer and Senior Vice President